UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 12, 2009
_______________________

SYSCO CORPORATION
(Exact name of registrant as specified in its charter)
_________________________

Delaware	1-06544	74-1648137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1390 Enclave Parkway, Houston, TX 77077-2099
(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (281) 584-1390

N/A
(Former name or former address, if changed since last report)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This amendment is filed to correct the anticipated date of the Eleventh Supplemental Indenture and Twelfth Supplemental Indenture, which should be March 17, 2009, instead of March 17, 2008.

Item 1.01  Entry into Material Definitive Agreement.

On March 12, 2009, with respect to the offering and sale of $250,000,000 aggregate principal amount of its 5.375% Senior Notes due 2019 (the “2019 Notes”) and $250,000,000 aggregate principal amount of its 6.625% Senior Notes due 2039 (the “2039 Notes”) (the 2019 Notes and the 2039 Notes collectively, the “Notes”), Sysco Corporation (“Sysco”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co. and Banc of America Securities LLC, as representatives of the several underwriters (the “Underwriters”).

The Notes are being offered and sold under a Registration Statement on Form S-3ASR (Registration No. 333-157413) (the “Registration Statement”) and are described in a Prospectus Supplement dated March 12, 2009.  Interest on the Notes will be paid semi-annually on March 17 and September 17, beginning September 17, 2009.  The terms of the 2019 Notes are more fully described in the Eleventh Supplemental Indenture, and the terms of the 2039 Notes are more fully described in the Twelfth Supplemental Indenture, anticipated to be dated March 17, 2009 (the “Supplemental Indentures”) between Sysco, as Issuer, and The Bank of New York Mellon Trust Company, N.A., as successor trustee (the “Trustee”). The Supplemental Indentures will be entered into in accordance with the provisions of the Indenture dated as of June 15, 1995 between Sysco and the Trustee.

The Underwriting Agreement, the Supplemental Indentures, and the form of the Notes are filed as Exhibits to this Current Report on Form 8−K, and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit Number	Description
1.1*	Underwriting Agreement dated March 12, 2009 between Sysco and Goldman, Sachs & Co. and Banc of America Securities LLC, as representatives of the several underwriters
4.1*	Form of Eleventh Supplemental Indenture to be dated on or around March 17, 2009 between Sysco and the Trustee relating to the 2019 Notes
4.2*	Form of 5.375% Senior Note due March 17, 2019 (included as Annex A to Exhibit 4.1 above)
4.3*	Form of Twelfth Supplemental Indenture to be dated on or around March 17, 2009 between Sysco and the Trustee relating to the 2039 Notes
4.4*	Form of 6.625% Senior Note due March 17, 2039 (included as Annex A to Exhibit 4.3 above)
5.1*	Opinion of Arnall Golden Gregory LLP
23.1*	Consent of Arnall Golden Gregory LLP (included in Exhibit 5.1 above)

* Incorporated by reference to the Exhibit with the same Exhibit Number to Sysco’s Form 8-K filed on March 13, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Sysco Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYSCO CORPORATION

Date: March 16, 2009	By:	/s/ Michael C. Nichols
Michael C. Nichols
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
1.1*	Underwriting Agreement dated March 12, 2009 between Sysco and Goldman, Sachs & Co. and Banc of America Securities LLC, as representatives of the several underwriters
4.1*	Form of Eleventh Supplemental Indenture to be dated on or around March 17, 2009 between Sysco and the Trustee relating to the 2019 Notes
4.2*	Form of 5.375% Senior Note due March 17, 2019 (included as Annex A to Exhibit 4.1 above)
4.3*	Form of Twelfth Supplemental Indenture to be dated on or around March 17, 2009 between Sysco and the Trustee relating to the 2039 Notes
4.4*	Form of 6.625% Senior Note due March 17, 2039 (included as Annex A to Exhibit 4.3 above)
5.1*	Opinion of Arnall Golden Gregory LLP
23.1*	Consent of Arnall Golden Gregory LLP (included in Exhibit 5.1 above)

* Incorporated by reference to the Exhibit with the same Exhibit Number to Sysco’s Form 8-K filed on March 13, 2009.